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                                                           Exhibit 10.19


                                AMENDMENT NO. 1

                                       TO

                             ARCO CHEMICAL COMPANY
                     RETIREMENT PLAN FOR OUTSIDE DIRECTORS

                          ---------------------------

Pursuant to the power of amendment reserved therein, the following amendment is hereby made to the ARCO Chemical Company Retirement Plan For Outside Directors (the "Plan") effective as of May 13, 1993.

1.    Article III, Section 3.3(c) of the Plan is amended to read as follows:

      "(c) If the Director or former Director makes an election of the form of payment of his or her benefit within the time frame designated by the Administrative Committee and subsequently wishes to change this election prior to commencement of the benefit or, in the case of an annuity form of payment under which payments have commenced, to receive the remaining monthly payments in a Lump Sum which is the Actuarial Equivalent of the remaining annuity installments, then he or she may request, by application to the Administrative Committee, to change the form of payment previously elected, (i) without any reduction in, or imposition of any penalty on, the Director's Account, provided that the Administrative Committee determines that the Director has experienced a Financial Hardship justifying the request for a change of election, or (ii) the Administrative Committee, in its sole discretion, determines that it is appropriate to grant the Director's request."

2.    Article III, Section 3.3(d) of the Plan is amended to read as follows:

      "(d) The Director may elect the form of payment of the Death Benefit in the event of the Director's death prior to commencement of his or her benefit. If the Director fails to make the election, payment to the Beneficiary will be in monthly installments for the applicable

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      Payment Period. However, the Beneficiary may request the Administrative
      Committee to change the Director's prior election provided that the Administrative Committee makes a finding described under either Section 3.3(c)(i) or (ii) of this Article."

Executed this 18th day of April, 1997.

ATTEST                                 ARCO CHEMICAL COMPANY


BY: /s/ Valerie H. Perry               BY: /s/ Frank W. Welsh
    ----------------------                -----------------------------
                                           FRANK W. WELSH
                                           Vice President
                                           Human Resources

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